UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: June 30, 2010
DATE OF REPORT: July 9, 2010

COMMISSION FILE NUMBER: 333-146405

GENERATION ZERO GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	1311	20-5465816
(STATE OR JURISDICTION OF INCORPORATION OR ORGANIZATION)	(PRIMARY STANDARD INDUSTRIAL CLASSIFICATION CODE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

FIVE CONCOURSE PARKWAY
SUITE 2925
ATLANTA, GA 30328
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(770) 392 4898 ext 2742
(REGISTRANT'S TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or around June 30, 2010, Generation Zero Group, Inc. (“we,” “us,” and the “Company”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Find.com URL Holdings, LLC., a Georgia limited liability company (“URL Holding”) and an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Scientigo, Inc. (“Scientigo”).

Exchange Agreement

Pursuant to the Exchange Agreement, we purchased approximately 51 membership interests in URL Holding totaling over 99% of the outstanding membership interests of URL Holding (the “URL Holding Members”); however that percentage is expected to grow to up to 100% as additional URL Holding Members are provided additional time to elect whether to participate in the transaction.  URL Holding owns the domain name Find.com.  URL Holding acquired the domain name through a consensual foreclosure process prior to the acquisition of the majority ownership of URL Holding by the Company.  Scientigo was a party to the consensual foreclosure process and had an option to acquire 40% of the domain name in exchange for Scientigo’s consent to the foreclosure.  The Company acquired and extinguished Scientigo’s option rights in connection with the Asset Purchase Agreement in order to secure the maximum ownership the Company could acquire from URL Holding, which the Company expects will reach 100% as certain members of URL Holding were not available at the time of closing (June 30, 2010) to elect to participate in the transaction.

The Exchange Agreement provided for (a) the issuance of an aggregate of approximately 1,000,000 shares of the Company’s restricted common stock, and (b) the issuance of secured promissory notes (“Notes”) in an aggregate principal amount of approximately $3,070,000 (representing the aggregate amount of money owed to such URL Holding Members pursuant to previously outstanding promissory notes) to the URL Holding Members (the “Note Holders”).  The Notes are in favor of the selling members of URL Holding and are secured by the assets of the Company including the URL Holding membership units purchased by the Company.  The Exchange Agreement also required that the Company make a closing payment in an aggregate amount of $50,000 to the URL Holding Members.

Notes

The Notes, which totaled approximately $3,070,000 at the closing of the Exchange Agreement bear interest at the rate of 12% per annum, and are payable as follows: (a) $50,000 which was due on the closing of the Exchange Agreement (June 30, 2010, the “Closing Date”), and which was paid to the Note Holders on such date; (b) $250,000 which is due to the Note Holders within 30 days of the closing date of the Exchange Agreement Closing Date; (c) by way of six equal quarterly payments, due three months, six months, nine months, twelve months, sixteen months and twenty months after the Closing Date, each representing 1/6th of the Note Holder’s portion of an aggregate of $299,510.82 (approximately $49,918.47 which is due at the end of each quarter); (d) by way of interest payments representing the accrued interest on the Notes which are due quarterly, beginning three months after the Closing Date and continuing until 18 months from the Closing Date; and (e) by way of twelve monthly payments of principal and interest (which monthly principal payments will total approximately $2,450,000 or $204,000 per month) representing the then outstanding balance of the Notes, the last of which payment is due December 31, 2012 (the “Maturity Date”).  The Notes may be prepaid at any time without penalty.

Upon the occurrence of any event of default under the Notes (as defined and described therein) the Notes will accrue interest at 14% per annum, and the Company may obtain a thirty day extension to cure any event of default by issuing the Note Holders an aggregate of 50,000 shares of the Company’s common stock (an “Extension”).  If any event of default occurs and is not cured within sixty days of the date of occurrence of such event of default (subject to any Extension), the Note Holders may enforce their rights under the Notes, declare the entire amount of the Notes immediately due and payable and seek to enforce their security interests (as described below).  Additionally, pursuant to the Notes, the Company is required to provide the Note Holders prompt notice of their knowledge of the occurrence of any event of default.

The Company’s repayment of the Notes are secured by a security agreement providing the Note Holders a security interest in substantially all of the Company’s assets, personal property, and URL Holdings’ ownership of Find.com (the “Security Agreements”).  Scientigo serves as collateral agent for the benefit of the Note Holders under the Security Agreements (the “Collateral Agent”).  Until the Notes are repaid in full, the Collateral Agent has the right to appoint two Managers of URL Holding, solely for the purpose of protecting the collateral securing the Notes.  Matthew Krieg, the Company’s Chief Executive Officer and President serves as President and Chief Executive Officer of URL Holding.

The Company obtained the $50,000 which was due upon closing in the form of a loan, which does not bear interest or have a stated due date, from its Chief Executive Officer, Matthew Krieg.

Asset Purchase Agreement

Pursuant to the Asset Purchase Agreement, the Company purchased and extinguished Scientigo’s pre-existing option to purchase a 40% interest in URL Holdings (the “Option”).  In consideration for the Option, we issued Scientigo 14,000,000 shares of restricted common stock (representing approximately 39.7% of our then outstanding shares (not including the 1,000,000 shares we agreed to issue to the Note Holders, as described above) and agreed to pay Scientigo $120,000 in cash (the “Cash Payment”).  A total of $15,000 of the Cash Payment was paid at the closing of the Asset Purchase Agreement on June 30, 2010, and a total of $55,000 is due within 30 days of closing (i.e., prior to July 30, 2010); provided that the Company committed to use good faith efforts to pay the $55,000 as soon as reasonably possible, which $55,000 payment is evidenced by a Promissory Note and is due within 30 days of closing.  Pursuant to the Asset Purchase Agreement, we agreed that if we sell a 40% interest in URL Holding for an amount in excess of $50,000,000 (plus capital expenditures) within eighteen months of the closing of the Asset Purchase Agreement, we would issue Scientigo additional shares of our common stock equal in value to $1,000,000, based on the greater of the then current market value of our common stock or $1.00 per share.

Scientigo also has the right pursuant to the Asset Purchase Agreement to name two members to the Company’s advisory board in order to oversee activities that may affect the collateral pledged to the Note Holders (as described above).

The Company obtained the $15,000 which was due upon closing in the form of a loan, which does not bear interest or have a stated due date, from its Chief Executive Officer, Matthew Krieg.

Description of Find.com:

Find.com, which we acquired ownership of pursuant to our purchase of over 99% of the outstanding membership interests of URL Holdings, pursuant to the transactions above, is a domain name and website that is currently powered by certain technology assets that the Company acquired on or about April 28, 2010, as described in greater detail in the Company’s May 24, 2010, Form 8-K filing. This acquisition of Find.com was always contemplated to be made by the Company, but because the structure of the transaction was much more complicated for a variety of reasons unrelated to the Company, the transaction did not close until June 30, 2010.  Find.com is a URL that the Company believes has tremendous attributes as a domain name for purposes of search engine maximization and marketing.  The Company believes that it will be able to manage and operate the domain name in a manner that will create value for the Company.  This management and operation may involve strategic partnerships and revenue sharing relationships as is common in the operation of domain names.  The Company expects to generate revenue from pay per click models, acquisition fees, direct marketing and sales of products and services and other items that are conducive to being sold and marketed on the Internet.  The Company believes that Find.com has a broad reach and can be used for a variety of purposes.  To date Find.com has not generated significant revenue, but the Company believes that the domain name can be grown into a significant Internet based business.  However, the success of the Find.com asset is subject to the availability of necessary financing for operations and to service the Notes.  The Company expects to reveal a comprehensive business plan and plan of operations for Find.com within the next 60 days, however, the website will remain operational in the interim.

Risks Relating to the Company’s Acquisition of Find.com

The description of the risks set forth below include some of the risks which the Find.com operations will be subject to.  The Company itself and the Company’s securities are subject to certain other risks and uncertainties as described in greater detail in the Company’s periodic filings, and potential investors are encouraged to review such other risks and uncertainties before making an investment in the Company.

The Acquisition Of Find.Com Required The Company To Pay Substantial Costs And Issue Notes Totaling approximately $3,070,000, Which The Company Does Not Currently Have Funds To Pay, and the Repayment of Which is Secured By a Security Interest In Substantially All of our Assets.

The purchase price for Find.com included, among other requirements, the requirement that the Company pay $70,000 to Scientigo within thirty days of closing (July 30, 2010), which includes $15,000 which has been paid to date, and the issuance of Notes totaling approximately $3,070,000, of which $50,000 was paid at closing, $250,000 is payable within thirty days of closing (July 30, 2010), quarterly payments of approximately $300,000 are due for the first 20 months after closing, and monthly payments of approximately $204,000 are due each month thereafter ending on the maturity date of the Notes, December 31, 2012.  The Company obtained the $65,000 paid at closing in connection with a loan from its Chief Executive Officer, Matthew Krieg, and anticipates raising additional funding to make the payments due to Scientigo and the Note Holders by July 30, 2010, and the remaining payments due on the Notes, of which there can no assurance will be available on favorable terms, if at all.  In the event that the Company is unable to pay any amounts due to the Note Holders as provided in the Notes (subject to any cure provision therein), Scientigo, as Collateral Agent for the Note Holders can seek to enforce the Note Holders’ security interests over substantially all of our assets, which would result in us losing ownership of Find.com and force us to curtail or abandon our business plan, which would likely cause the value of our securities to decline in value or become worthless.

Find.com Has Not Produced Significant Revenue To Date.

Currently, the Find.com website does not have a history of producing revenue and although the Company is optimistic about the potential for such website to generate revenues, there is no assurance that the Company will be successful in its endeavors to make Find.com into a successful revenue generating operation whether through licensing or  revenue sharing opportunities or other uses for the domain name, or that Find.com will generate sufficient revenues to allow us to repay the Notes and/or support our operations.  As such, we may never generate significant revenue and our securities may decline in value or become worthless.

We Face Significant Competition From Microsoft, Yahoo, Google And Other Internet Search Providers.

Although the Company does not intend to utilize Find.com in a manner to compete with established search engine websites, the Company acknowledges that we face competition in every aspect of our business, and particularly from other companies that seek to connect people with information through providing relevant search results, which could be a use for Find.com.  The main competitors in the search engine space include, but are not limited to Microsoft Corporation, Yahoo! Inc. and Google, Inc.  All of those companies have more employees, more resources, better brand recognition, and longer operating histories than we do. Although it is not the Company’s intent to operate websites that compete with these established brands, we may be unable to compete with these and other websites in the efforts to draw Internet traffic to Find.com, which could force us to curtail our business plan or operations, which would ultimately cause the value of our securities to decline in value or become worthless.

Our Property Rights Are Valuable, And Any Inability To Protect Them Could Reduce The Value Of Our Products, Services And Brand.

Currently, the fees to retain the use of domain names is relatively immaterial, but if the classification of domain names were to change and the costs of securing the attendants rights to domain names were to become significant or if registrations for domain names were to significantly increase, the Company could be in a position where it could not afford to maintain its rights to the Find.com domain name.  Although the Company does not anticipate this to occur, any significant increase in these types of costs could harm our business or our ability to protect our ownership rights and could make it more expensive to do business and harm our operating results, if any.

Privacy Concerns Relating To Operation of Find.com Could Damage Our Reputation And Deter Current And Potential Users From Using Find.com.

From time to time, concerns may be expressed about whether Find.com compromises the privacy of users and others. Concerns about our collection, use or sharing of personal information or other privacy-related matters, even if unfounded, could damage our reputation and operating results.

More Individuals Are Using Non-PC Devices To Access The Internet, And Find.com May Not Be Widely Adopted By Users Of These Devices.

The number of people who access the Internet through devices other than personal computers, including mobile telephones, hand-held calendaring and email assistants, and television set-top devices, has increased dramatically in the past few years. The lower resolution, functionality and memory associated with alternative devices make the use of Find.com through such devices difficult. If the Find.com website does not perform well for these non-PC devices and a suitable enhancement is not made or is not available at an affordable price, we may greatly limit the marketability of Find.com to this increasingly important non-PC device portion of the market for online services.

We May Rely On Insurance In The Future To Mitigate Some Risks And, To The Extent The Cost Of Insurance Increases Or We Are Unable Or Choose Not To Maintain Sufficient Insurance To Mitigate The Risks Facing Our Business, Our Operating Results May Be Diminished.

We currently plan to contract for insurance to cover certain potential risks and liabilities. In the current environment, insurance companies are increasingly specific about what they will and will not insure. It is possible that we may not be able to get enough insurance to meet our needs, may have to pay very high prices for the coverage we do get or may not be able to acquire any insurance for certain types of business risk. In addition, we may choose not to obtain insurance for certain risks facing our business. This could leave us exposed to potential claims. If we were found liable for a significant claim in the future, our operating results could be negatively impacted. Also, to the extent the cost of maintaining insurance increases, our operating results will be negatively affected.

We Have To Keep Up With Rapid Technological Change To Remain Competitive In Our Rapidly Evolving Industry.

Our future success will depend on our ability to adapt to rapidly changing technologies, to adapt our services to evolving industry standards and to improve the performance and reliability of our services. Our failure to adapt to such changes would harm our business. New technologies and advertising media could adversely affect us. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures to modify or adapt Find.com for these changing demands.

We Face Risks In Connection With Changes In The Industry that Currently Exists that Allows Websites to Generate Revenue From a variety of Means Such As Pay Per Click; Keyword Purchases; Paid Search Results; Revenue Sharing From Advertising; Banner Ads.

Currently, websites are able to generate revenue from a variety of uses and services.  To the extent any of these uses become more limited or there is a trend away from online commercial activity to any degree or there is a greater shift in the economic environment away from Internet based businesses, the Company’s prospects and plans for Find.com can be diminished or made infeasible.  Any of these conditions could make the Companies ability to operate more difficult and could have an adverse effect on the Company’s securities.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described above, effective June 30, 2010, we acquired more than 99% of URL Holdings, which owns Find.com.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On or around June 30, 2010, as described above, we issued the Notes which in aggregate total approximately $3,070,000, and which are described in greater detail above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On or around June 30, 2010, the Company issued Scientigo 14,000,000 shares of our restricted common stock in connection with the Asset Purchase Agreement, described above, which shares represented approximately 39.7% of our then issued and outstanding shares.  We claim an exemption from registration offered by Section 4(2) of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and we took appropriate measures to restrict transfer.

On or around June 30, 2010, the Company agreed to issue the Note Holders an aggregate of 1,000,000 shares of our restricted common stock in connection with the Exchange Agreement.   We claim an exemption provided by Rule 506 of the Act for the issuance of these shares.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.
To be provided by amendment.

(b) Pro forma financial information.

To be provided by amendment.

EXHIBIT NO.	DESCRIPTION

10.1*	Share Exchange Agreement with the Members of URL Holding
10.2*	Asset Purchase Agreement with Scientigo, Inc.
10.3*	Security Agreement executed by the Company in favor of Scientigo as collateral agent for the holders of the Notes
10.4*	Form of Secured Promissory Notes
10.5*	$55,000 Promissory Note with Scientigo

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERATION ZERO GROUP, INC.

Date: July 9, 2010	By: /s/ Matthew Krieg
Matthew Krieg
Chief Executive Officer